SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 1, 2004

CONTINENTAL AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 324-2950
(Registrant's telephone number, including area code)

Item 5. Other Events.

New Director

On April 1, 2004, we issued a press release announcing the election of Oscar Munoz to our Board of Directors, increasing the size of the Board to eleven directors. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Mr. Munoz has been Chief Financial Officer and Executive Vice President of CSX Corporation (a freight transportation company) since May 2003. He served as AT&T Corporation's Chief Financial Officer and Vice President Consumer Services from January 2001 to March 2003. From May 1999 to December 2000, Mr. Munoz served as Senior Vice President of Finance and Administration of Qwest and Vice President and Chief Financial Officer Retail Markets of US West from April 1997 to April 1999. Mr. Munoz is 45 years old.

March Performance

Also on April 1, 2004, we issued a press release announcing our March performance and our estimated consolidated breakeven load factor for April. The press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

    Exhibits
99.1	Press Release announcing new director Oscar Munoz

99.2	Press Release for March performance

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CONTINENTAL AIRLINES, INC.

April 1, 2004	By /s/ Jennifer L. Vogel
Jennifer L. Vogel
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release announcing new director Oscar Munoz

99.2	Press Release for March performance